Debt	12 Months Ended
Dec. 31, 2025
Debt
Debt

Note 13 – Debt

Corporate Revolver

As at December 31, 2025, the Company has a $1.0 billion unsecured revolving term credit facility, with a $250.0 million accordion (the “Corporate Revolver”) and a maturity date of June 3, 2029.

Advances under the Corporate Revolver can be drawn as follows:

U.S. dollars

·	Base rate advances with interest payable monthly at the Canadian Imperial Bank of Commerce (“CIBC”) base rate, plus between 0.00% and 1.05% per annum depending upon the Company’s leverage ratio; or
·

SOFR as administered by the Federal Reserve Bank of New York loans for periods of 1, 3 or 6 months with interest payable at a rate of SOFR, plus between 1.10% and 2.15% per annum, depending on the Company’s leverage ratio.

Canadian dollars

·	Prime rate advances with interest payable monthly at the CIBC prime rate, plus between 0.00% and 1.05% per annum, depending on the Company’s leverage ratio; or
·

Canadian Overnight Repo Rate Average (“CORRA”) loans for a period of 1 or 3 months with interest rate payable at a rate of CORRA, a credit spread adjustment of 29.547 to 32.138 basis points per annum depending on the tenor of the CORRA loan, and a margin between 1.00% and 2.05% per annum depending on the Company’s leverage ratio.

All loans are readily convertible into loans of other types, described above, on customary terms and upon provision of appropriate notice. Borrowings under the Corporate Revolver are guaranteed by certain of the Company’s subsidiaries and are unsecured.

The Corporate Revolver is subject to a standby fee of 0.20% to 0.41% per annum, depending on the Company’s leverage ratio, on the unutilized portion of the Corporate Revolver.

On July 22, 2025, the Company drew down $175.0 million from the Corporate Revolver to finance part of the royalty acquisition on the Arthur Gold Project, as referenced in Note 4 (b). The Corporate Revolver was fully repaid in September 2025. Interest incurred of $1.2 million was capitalized to the Arthur Gold Project royalty.

As at December 31, 2025, no amounts were drawn from the Corporate Revolver. The Company had four standby letters of credit in the amount of $48.1 million (C$66.0 million) against the Corporate Revolver in relation to the audit by the CRA of its 2013-2015 and 2019 taxation years, as referenced in Note 28 (b). These standby letters of credit reduced the available balance under the Corporate Revolver.

Subsequent to year-end, on February 23, 2026, all four standby letters of credit were returned and cancelled following the CRA Settlement, as referenced in Note 28 (b).

In addition, subsequent to year-end, on March 10, 2026, the Company extended the maturity date of the Corporate Revolver from June 3, 2029 to March 10, 2031, increased the amount available under the accordion from $250.0 million to $500.0 million, and reduced the applicable margin for U.S. advances based on the Secured Overnight Financing Rate (“SOFR”) from between 1.10% and 2.15% to between 1.00% and 2.05%, depending on the Company’s leverage ratio.